UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2026

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

135 West, 41st Street, 5th Floor

New York, NY 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 790-5756

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2026 (the “Grant Date”), upon the prior approval and recommendation of the Compensation Committee (“Committee”) of the Board of Directors (the “Board”) of Intelligent Bio Solutions Inc. (the “Company”), the Board approved by unanimous written consent all matters approved and recommended by the Committee, including grants of time-vesting restricted shares of the Company’s Common Stock, $0.01 par value per share (“Common Stock”), and performance-vesting restricted shares of Common Stock under the Company’s 2019 Long Term Incentive Plan (the “Plan”), including under a contemporaneously adopted Australian Sub-Plan for certain Australia-based participants, to the Company’s directors, officers and employees. The time-vesting restricted stock awards and performance-vesting restricted stock awards to the Company’s Chief Executive Officer and Chief Financial Officer were approved as follows:

Time-Vesting Restricted Stock Awards

●	Harry Simeonidis (Chief Executive Officer): Awarded 9,150 shares under the AUS/UK Employee 2026 Restricted Stock Agreement form, vesting on the 48-month anniversary of the Grant Date, subject to continued service through the vesting date.
●	Spiro Sakiris (Chief Financial Officer): Awarded 9,150 shares under the AUS/UK Employee 2026 Restricted Stock Agreement form, vesting on the 48-month anniversary of the Grant Date, subject to continued service through the vesting date.

Performance-Vesting Restricted Stock Awards

●	Harry Simeonidis: Awarded 21,350 shares under the AUS/UK Employee 2026 Performance Restricted Stock Agreement form.
●	Spiro Sakiris: Awarded 21,350 shares under the AUS/UK Employee 2026 Performance Restricted Stock Agreement form.

Vesting Terms

●	30% of the performance-vesting shares vest on the later of (i) the date certified by the Committee as the date on which a specified clinical trial milestone has been achieved, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date.
●	40% of the performance-vesting shares vest on the later of (i) the date of completion of a specified regulatory submission to the FDA, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date.
●	30% of the performance-vesting shares vest on the later of (i) the date certified by the Committee as the date on which a specified commercial supply and sales milestone has been achieved, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date.
●	Any performance conditions not achieved by the tenth anniversary of the Grant Date result in the forfeiture of the related shares.

Additional terms for Time-Vesting and Performance-Vesting Restricted Stock Awards

●	The awards were granted under the Plan and are subject to the applicable award agreements (AUS/UK forms for Australia/UK participants; U.S. employee or U.S. director forms for U.S. participants). For Australian participants, additional post-vesting sale restrictions apply under the Australian Sub-Plan.
●	Holders of the awarded shares are entitled to all of the rights of a stockholder of the Company with respect to any of the awarded shares, when issued, including, but not limited to, the right to receive dividends declared and payable since the Grant Date. Any dividends declared on unvested shares will be accumulated by the Company (without interest) and paid out in cash to the holder once the underlying shares vest. If any of the awarded shares are forfeited before vesting, any accumulated or unpaid dividends related to those shares will also be forfeited and not paid to the holder.
●	Awards are subject to the Company’s clawback policy and applicable tax withholding.

Award Agreements

In connection with these grants, the Committee also adopted new forms of award agreements (the “Award Agreements”) to facilitate the administration of the Plan in multiple jurisdictions. These Award Agreements include: the AUS/UK Employee 2026 Restricted Stock Award Agreement form and AUS/UK Employee 2026 Performance Restricted Stock Award Agreement form for employees residing or providing services in Australia or the United Kingdom; the AUS/UK Director 2026 Restricted Stock Award Agreement form for directors residing or providing services in Australia or the United Kingdom; the U.S. Employee 2026 Restricted Stock Award Agreement form and U.S. Employee 2026 Performance Restricted Stock Award Agreement form for U.S.-based employees; and the U.S. Director 2026 Restricted Stock Award Agreement form for U.S.-based directors, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

Each form sets forth the applicable terms and conditions for the awards, including vesting schedules, transfer restrictions, and other provisions required to comply with local laws and regulations. The foregoing summary is qualified in its entirety by reference to the full text of the Plan, the Australian Sub-Plan (which is attached to this Current Report on Form 8-K as Exhibit 10.1), and the applicable forms of Award Agreements, all of which are incorporated by reference.

Awards to Directors

The information related to awards to directors set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Awards to Directors” is incorporated by reference into this Item 5.02.

Item 8.01 Other Events

Awards to Directors

On the Grant Date, the Committee also approved time-vesting restricted stock awards to non-employee directors, with an aggregate of 20,000 shares granted under the Plan pursuant to the applicable U.S. Director 2026 Restricted Stock Award Agreement form and AUS/UK Director 2026 Restricted Stock Award Agreement form, vesting on the 12-month anniversary of the Grant Date, subject to each director’s continued service on the Board through the vesting date; all such awards are subject to the terms of the Plan and the applicable award agreements.

Awards to Non-Executive Employees

On the Grant Date, the Committee also approved time-vesting restricted stock awards to non-executive employees, with an aggregate of 10,500 shares granted under the Plan pursuant to the AUS/UK Employee 2026 Restricted Stock Award Agreement form, vesting on the 48-month anniversary of the Grant Date, subject to each employee’s continued employment through the vesting date, and performance-vesting restricted stock awards to non-executive employees, with an aggregate of 24,500 shares granted under the Plan pursuant to the AUS/UK Employee 2026 Performance Restricted Stock Award Agreement form, with vesting subject to both continued service and the achievement of specified performance goals described above; all such awards are subject to the terms of the Plan and the applicable award agreements.

Shares Outstanding Update

Following the issuance of Common Stock in connection with the above-described awards to the Company’s directors, officers and employees, and the exercise of previously issued outstanding warrants to purchase Common Stock, the total number of outstanding shares of the Company’s Common Stock as of the close of business on March 23, 2026, was 2,001,173 shares.

ATM Offering Update

As previously reported, on September 18, 2024, Intelligent Bio Solutions Inc. (the “Company”), entered into an At The Market Offering Agreement (the “ATM Agreement”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg”). Pursuant to the terms of the ATM Agreement, the Company may sell from time to time through Ladenburg, as sales agent and/or principal, up to the lesser of such number of shares (the “Shares”) of the Company’s Common Stock that does not exceed (a) the number or dollar amount of shares of Common Stock registered on the Company’s Registration Statement (defined below), pursuant to which the offering is being made, (b) the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), or (c) the number or dollar amount of shares of Common Stock that would cause the Company or the offering of the Shares to not satisfy the eligibility and transaction requirements for use of Form S-3, including, if applicable, General Instruction I.B.6 of Form S-3. On September 18, 2025, the Company filed the 2025 ATM Supplement (defined below) in connection with the offer and sale of up to $1,211,174 of Shares. The Shares offered, issued, and sold under the 2025 ATM Supplement are included in the $100,000,000 of securities that may be offered, issued, and sold by the Company under the Base Prospectus.

As of March 23, 2026, the Company had 2,001,173 shares of Common Stock outstanding, and, as of such date, shares of Common Stock having an aggregate gross sales price of up to $3,966,316 were available (the “Additional Shares”) for offer and sale pursuant to the Registration Statement and the ATM Agreement. On March 23, 2026, the Company filed a second prospectus supplement to the Base Prospectus (the “2026 ATM Supplement”) in connection with the offer, issuance, and sale of these Additional Shares.

Any sale of Shares pursuant to the ATM Agreement will be made under the Company’s effective “shelf” registration statement (the “Registration Statement”) on Form S-3 (File No. 333-286489), which became effective on September 10, 2025, and the included base prospectus (the “Base Prospectus”), and under the related prospectus supplement (the “2025 ATM Supplement”) filed with the Securities and Exchange Commission (the “SEC”) dated September 18, 2025, and supplemented by the 2026 ATM Supplement filed with the SEC on March 23, 2026. The $3,966,316 of Additional Shares that may be offered, issued, and sold under the 2026 ATM Supplement, is included in the $100,000,000 of securities that may be offered, issued, and sold by the Company under the Base Prospectus.

Item 9.01 Financial Statements and Exhibits.

No.	Description
1.1	At The Market Offering Agreement, dated September 18, 2024, by and between Intelligent Bio Solutions Inc. and Ladenburg Thalmann & Co. Inc. (incorporated by reference to Exhibit 1.1 of the Form 8-K filed September 18, 2024)
5.1	Opinion of ArentFox Schiff LLP
10.1	2019 Long Term Incentive Plan Australian Sub-Plan
10.2	Form of AUS/UK Employee 2026 Restricted Stock Award Agreement
10.3	Form of AUS/UK Employee 2026 Performance Restricted Stock Award Agreement
10.4	Form of AUS/UK Director 2026 Restricted Stock Award Agreement
10.5	Form of U.S. Employee 2026 Restricted Stock Award Agreement
10.6	Form of U.S. Employee 2026 Performance Restricted Stock Award Agreement
10.7	Form of U.S. Director 2026 Restricted Stock Award Agreement
23.1	Consent of ArentFox Schiff LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2026
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Spiro Sakiris
	Name:	Spiro Sakiris
	Title:	Chief Financial Officer